PREMIUMS AND REINSURANCE INFORMATION - Schedule of Effect of Reinsurance Activity on Written and Earned Premiums and on Net Loss and Loss Adjustment Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Written premiums:
Direct	$ 293,522	$ 335,134	$ 348,418
Assumed	373,187	365,012	340,260
Ceded	(209,106)	(210,597)	(191,465)
Net written premiums	457,603	489,549	497,213
Earned premiums:
Direct	303,623	329,446	321,556
Assumed	358,432	348,981	313,458
Ceded	(208,249)	(195,297)	(187,862)
Net premiums earned	453,806	483,130	447,152
Loss and loss adjustment expense:
Direct	178,228	173,353	141,092
Assumed	113,588	119,444	122,688
Ceded	(76,034)	(76,685)	(74,693)
Total loss and loss adjustment expenses incurred, net of reinsurance	$ 215,782	$ 216,112	$ 189,087